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                                                                    EXHIBIT 10.1

                                STOCK OPTION PLAN

                                       OF

                             SRA INTERNATIONAL, INC.




                                November 2, 1994

                            (Amended October 5, 2000)

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                                      Index
                                      -----
                                                                         Page
                                                                         ----

  I.     GENERAL                                                           1

         1.1     Purpose of the Plan ...................................   1
         1.2     Administration of the Plan ............................   1
         1.3     Eligible Participants .................................   1
         1.4     Awards Under the Plan .................................   2
         1.5     Limitation on Shares Issuable .........................   2
         1.6     Other Compensation Programs ...........................   2

 II.     STOCK OPTIONS                                                     2

         2.1     Eligibility ...........................................   2
         2.2     Terms and Conditions of Incentive Stock Options .......   2
         2.3     Terms and Conditions of Nonqualified Stock Options ....   4
         2.4     Surrender of Options ..................................   4

III.     ADDITIONAL PROVISIONS                                             4

         3.1     General Restrictions ..................................   4
         3.2     Adjustments for Changes in Capitalization .............   5
         3.3     Amendments ............................................   5
         3.4     Cancellation of Awards ................................   6
         3.5     Shares Subject to the Plan ............................   6
         3.6     Rights and Obligations of a Shareholder ...............   6
         3.7     Withholding ...........................................   6
         3.8     Non-assignability .....................................   6
         3.9     Non-uniform Determinations ............................   6
         3.10    No Guarantee of Employment ............................   7
         3.11    Effective Date ........................................   7

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                                       ii

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                                STOCK OPTION PLAN
                                       OF
                             SRA INTERNATIONAL, INC.


I.       General
         -------

         1.1      Purpose of the Plan.
                  -------------------

                  The Stock Option Plan (the "Plan") of SRA International, Inc. (the "Company") is intended to advance the best interests of the Company by providing key employees with additional incentives through the grant of options to purchase shares of Class A or Class B Common stock (the "Common Stock") of the Company, thereby increasing the personal stake of such key employees in the continued success and growth of the Company and encouraging them to remain in the employ of the Company.

         1.2      Administration of the Plan.
                  --------------------------

                  (a) The Plan shall be administered by the Board of Directors (the "Board") of the Company, or by a Committee of the Board of Directors. If a Committee is designated to administer the Plan, each member of the Committee shall, during the time he or she serves as a member of the Committee, refrain from voting on the award of options under the Plan to himself or herself. Unless the context otherwise requires, references hereunder to the Board shall include the Committee, if one is appointed and acting at the time of such action. The Board shall have the full and final authority in its discretion to interpret conclusively the provisions of the Plan; to adopt such rules and regulations for carrying out the Plan as it may deem advisable, to decide all questions of fact arising in the application of the Plan; and to make all other determinations necessary or advisable for the administration of the Plan.
                  (b) The Board shall meet once each fiscal year, and at such additional times as it may determine or at the request of the President of the Company, to designate the eligible employees, if any, to be granted awards under the Plan and the type and amount of such awards and the time when awards will be granted. All awards granted under the Plan shall be on the terms and subject to the conditions hereinafter provided.
                  (c) The fair market value ("Fair Market Value") of the Common Stock for purposes of the Plan shall be the Formula Price of the Common Stock determined as described in the Company's Restated Certificate of Incorporation.

         1.3      Eligible Participants.
                  ---------------------

                  Key employees, including officers and such other persons as may be designated by the Board of the Company and its Subsidiaries (the term "Subsidiary" or "Subsidiaries" hereinafter means any subsidiary corporation as defined in Section 424(f) of the Internal Revenue Code of 1986,

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as amended (the "Code")) shall be eligible to participate in the Plan. Persons who are not employees of the Company or a Subsidiary shall not be eligible to receive Incentive Stock Options granted under the Plan.

         1.4      Awards Under the Plan.
                  ---------------------

                  Stock options granted under the Plan shall be options to purchase shares of either Class A or Class B Common Stock of the Company, as designated in a Stock Option agreement entered into at the time such options are granted.

         1.5      Limitation of Shares Issuable.
                  -----------------------------

                  Subject to Section 3.2, the aggregate number of shares of Common Stock that may be issued pursuant to the Plan shall not exceed twenty five million (25,000,000) shares. Options may be allotted to such eligible participants, and in such amounts, as the Board, in its discretion, may from time to time determine. To the extent that the fair market value of Common Stock (determined for each share as of the date of grant of the Option covering such share) subject to options granted under the Plan (or any other plan of the Company or any Subsidiary) which are designated as Incentive Stock Options and which become exercisable by an Optionee for the first time during a single calendar year exceeds $100,000, the option(s) (or portion(s) thereof) covering such Common Stock shall be recharacterized (to the extent of such excess over $100,000) as an option other than one described in Sections 422(b) or 423(b) of the Code.

         1.6      Other Compensation Programs.
                  ---------------------------

                  The existence and terms of the Plan shall not limit the authority of the Board in compensating employees of the Company in such other forms and amounts, including other plans or arrangements, as it may determine from time to time.

II.      STOCK OPTIONS
         -------------

         2.1      Eligibility.
                  -----------

                  Eligibility for the award of options pursuant to Article II shall be determined pursuant to Section 1.3 of the Plan.

         2.2      Terms and Conditions of Incentive Stock Options.
                  -----------------------------------------------

                  Subject to the following provisions, all Incentive Stock Options shall be in such form and upon such terms and conditions as the Board, in its discretion, may from time to time determine.
                  (a) Option Price. The option price per share shall be at least
                      ------------
the Fair Market Value of the Common Stock at the time the Incentive Stock Option is granted. Notwithstanding the

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foregoing, if the Board grants an Incentive Stock Option to an individual who, at the time the option is granted, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of its Parent to Subsidiary Corporation (as such terms are defined, respectively, in
Section 424(e) and (f) of the Code, as amended), the option price shall be at least 110 percent of the Fair Market Value of the Common stock at the time the Incentive Stock Option is granted.
                  (b) Term of Option. The term of an Incentive Stock Option
                      --------------
shall not exceed ten years from the date of grant; provided, however, that if the Board grants an Incentive Stock Option to an individual who, at the time the option is granted, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or its Parent or Subsidiary Corporation, such Incentive Stock Option by its terms shall not be exercisable after five years from the date such option is granted.
                  (c) Payment and Delivery. Payment for shares with respect to
                      --------------------
which an Incentive Stock Option is exercised shall be made in such manner and at such time or times as shall be provided by the Board at the time of grant, in cash, in Common Stock of the Company or in any combination thereof.
                  (d) Exercise of Option. Incentive Stock Options shall be
                      ------------------
exercisable in whole or in part after completion of such periods of service as the Board shall specify when granting the Incentive Stock Option; provided, however, that an option intended to be an Incentive Stock Option shall not become initially exercisable until such date, if any, as may be required by the provisions of Section 422 of the Code or the regulations thereunder for such option to qualify as an Incentive Stock Option. In no event, however, and notwithstanding paragraphs (f) and (g) of this Section 2.2, may an Incentive Stock Option be exercised after the expiration of ten years from the date of grant.
                  (e) Nontransferability of Options. Incentive Stock Options
                      -----------------------------
shall not be transferable except that upon the death of the holder, the holder's Incentive Stock Options may be transferred to the executor or administrator of the holder's estate, or to a person who acquired the right to exercise such Incentive Stock Option by bequest or inheritance or by reason of the death of the holder.
                  (f) Termination of Employment. A holder's Incentive Stock
                      -------------------------
Option privileges shall expire sixty (60) days after the termination of the holder's employment for any reason other than death, disability (as determined in accordance with Section 22(e)(3) of the Code), or retirement (under a retirement program of the Company of otherwise as determined by the Board), and shall be limited to the shares which could have been purchased by the holder at the date of termination of employment.
                  (g) Termination of Employment by Reason of Retirement, Death,
                      ---------------------------------------------------------
or Disability. The holder's Incentive Stock Option privileges may be exercised
-------------
within three months after termination of employment if termination is by reason of retirement, and one year after termination of employment if termination is by reason of disability, and shall be limited to the shares which could have been purchased by the holder at the date of termination of employment. The Incentive Stock Option privileges of a holder whose employment is terminated by death, or who dies after termination of employment but during the time the holder's Incentive Stock Option privileges continue as provided in Paragraphs (f) and
(g), shall be limited to the shares which could have been purchased by the

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holder at the time of the holder's death; and such Incentive Stock Option privileges shall expire one year after the date of termination of the deceased holder's employment.

         2.3      Terms and Conditions of Nonqualified Stock Options.
                  --------------------------------------------------

                  Subject to the following provisions, all Nonqualified Stock Options shall be in such form and upon such terms and conditions as the Board, in its discretion, may from time to time determine, and may be granted to persons eligible to receive options as provided in Section 1.3 of the Plan.
                  (a) Option  Price.  The option price per share shall be as
                      -------------
established  by the Board at the dateof grant of option.
                  (b) Term of Option. The term of a Nonqualified Stock Option
                      --------------
shall be established by the Board.

                  (c) Payment.  Payment for shares as to which a Nonqualified
                      -------
Stock Option is exercised shall be made in such manner and at such time or times as shall be provided by the Board at the time of grant, in cash, in Common stock of the Company or in any combination thereof.
                  (d) Exercise of Option. Nonqualified Stock Options shall be
                      ------------------
exercisable in whole or in part after completion of such periods of service as the Board shall specify when granting the Nonqualified Stock Option.
                  (e) Nontransferability of Options. Nonqualified Stock Options
                      -----------------------------
shall not be transferable except that upon the death of a holder, the holder's Nonqualified Stock Options may be exercised by the executor or administrator of the holder's estate, or by a person who acquired the rights to exercise such Nonqualified Stock Option by bequest or inheritance or by reason of the death of the holder.
                  (f) Termination of Employment. A holder's Nonqualified Stock
                      -------------------------
Option privileges shall expire at such time after the termination of the holder's employment as the Board shall establish.

         2.4      Surrender of Options.
                  --------------------

                  The Board, either at the time of grant of any stock option, or at the request of the option holder at the time of exercise of any stock option, may provide for surrender of any stock option and payment in consideration therefor of an amount per share equal to the difference between the option price per share (as established pursuant to Paragraph (a) of Section 2.2 or 2.3, subject to adjustment, if any, pursuant to Section 3.2) and the Fair Market Value per share at the time of surrender of the stock option. Such payments shall be made in cash; provided, however, that any such payment may, at the option of the Board, be made in whole or in part in Common Stock of the Company.

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III.     ADDITIONAL PROVISIONS
         ---------------------

         3.1      General Restrictions.
                  --------------------
                  Each award under the Plan shall be subject to the requirement that, if at any time the Board shall determine that (i) the listing, registration, or qualification of the shares of Common stock upon any securities exchange or under any state or federal law, (ii) the consent or approval of any government regulatory body, (iii) an agreement by the recipient of an award with respect to the disposition of shares of Common Stock, or (iv) placing appropriate legends on Common Stock certificates is necessary or desirable as a condition of, or in connection with, the granting of such award or the issuance or purchase of shares of Common stock thereunder, such award, issuance, or purchase may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval, agreement, or placing of legends shall have been effected or obtained free of any conditions not acceptable to the Board.

         3.2      Adjustments for Changes in Capitalization.
                  -----------------------------------------
                  (a) Determination by the Board. In the event of a
                      --------------------------
reorganization, recapitalization, stock split, stock dividend, combination of shares, rights offer, liquidation, dissolution, merger, consolidation, spinoff, or sale of assets or any other change in or affecting the corporate structure of capitalization of the Company, the Board shall make such adjustment, if any, as the Board may recommend and as the Board in its discretion may deem appropriate in the number and kind of shares authorized by the Plan, and in the number, option price, or kind of shares covered by outstanding awards under the Plan. All such adjustments shall be made by the Board, whose determination shall be conclusive and binding on all persons.
                  (b) Limitation on Rights of Holder. Except as expressly
                      ------------------------------
provided in this Section 3.2, no option holder shall have any rights by reason of any payment or any stock dividend, stock split or reverse stock split or any other increase or decrease in the number of shares of stock of any class, or by reason of any reorganization, consolidation, dissolution, liquidation, merger, exchange, split-up or reverse split-up, or spin-off of assets or stock of another corporation. Any issuance by the Company of Common Stock, options, or securities convertible into Common Stock or options shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of the Common Stock for which an option is exercisable.
                  (c) No Restriction on Rights of the Company. The grant of an
                      ---------------------------------------
option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or to dissolve, liquidate, sell, or transfer all or any part of its business or assets.

         3.3      Amendments.
                  ----------

                  The Board may discontinue the Plan at any time, and may amend it from time to time, but no amendment, without approval by the stockholders, may (a) increase the total number of shares which may be issued under the Plan (except as provided in Section 3.2), (b) reduce the option price for shares which may be purchased pursuant to awards under Article II hereof, (c) extend the period

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during which awards may be granted, (d) change the class of persons eligible to receive options under the Plan, or (e) otherwise materially increase the benefits accruing to participants under the Plan, and (other than as contemplated by Section 3.2), no outstanding option may be revoked, or altered in a manner unfavorable to the holder, without the consent of the holder. Approval of stockholders shall mean the affirmative vote or written consent of a majority of the votes of those holders of Common Stock entitled to vote in the election of directors.

         3.4      Cancellation of Awards.
                  ----------------------

                  Any award granted under the Plan may be cancelled at any time with the consent of the holder and a new award may be granted to such holder in lieu thereof.

         3.5      Shares Subject to the Plan.
                  --------------------------

                  Shares distributed pursuant to the Plan shall be made available from authorized but unissued shares, from shares issued and held in the treasury of the Company or from shares purchased or otherwise acquired by the Company for use in the Plan, as shall be determined from time to time by the Board.

         3.6      Rights and Obligations of a Stockholder.
                  ---------------------------------------

                  Holders of options awarded under the Plan, unless otherwise provided by the Plan, shall have no rights as stockholders by reason thereof unless and until certificates for shares of Common stock are issued to them.

         3.7      Withholding.
                  -----------

                  Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the holder to remit to the Company an amount sufficient to satisfy any federal, state, or local withholding tax liability prior to the delivery of any certificate or certificates for such shares. Whenever under the Plan payments are to be made in cash, such payments shall be net of an amount sufficient to satisfy any federal, state, or local withholding tax liability. At the Company's discretion, shares obtained from the exercise of an option may be used to satisfy this tax withholding requirement. In no case may shares be withheld in excess of the minimum number required for withholding.

         3.8      Non-Assignability.
                  -----------------

                  Except as expressly provided in the Plan or in any agreement issued under the Plan, no award under the Plan shall be assignable or transferable by the holder thereof except by will or by the laws of descent and distribution. During the life of the holder, awards under the Plan shall be exercisable only by such holder or by the guardian or legal representative of such holder.

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        3.9      Non-uniform Determinations.
                 --------------------------

                  Determinations by the Board under the Plan (including, without limitation, determinations of the persons to receive awards, the form, amount and timing of such awards, and the terms and provisions of such awards and the agreements evidencing same) need not be uniform and may be made by the Board selectively among persons who receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated.

         3.10     No Guarantee of Employment.
                  --------------------------

                  The grant of an award under the Plan shall not constitute an assurance of continued employment for any period.

         3.11     Effective Date.
                  --------------

                  The Plan shall become effective as of the date it is adopted by the Board of Directors.

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